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                                                                    Exhibit 4(a)


[LOGO-NUMBER]                    [LOGO-PICTURE]                    [LOGO-SHARES]

CLASS A                                                            CLASS A
COMMON SHARES                                                      COMMON SHARES
NO PAR VALUE   INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO    NO PAR VALUE

                       THE REYNOLDS AND REYNOLDS COMPANY

    THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y. OR IN MINNEAPOLIS, MN

                                                              CUSIP 761695 10 5
THIS CERTIFIES THAT                          SEE REVERSE FOR CERTAIN DEFINITIONS






IS THE OWNER OF

             FULLY-PAID AND NON-ASSESSABLE CLASS A COMMON SHARES OF

The Reynolds and Reynolds Company, transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. The certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. The Common Shares of the Corporation are divided into two classes. A summary of the express terms thereof is set forth on the back hereof.

         Witness this facsimile seal of the Company and the facsimile signature of its duly authorized officers.


DATED

/s/ Adam M. Lutynski                       /s/ David R. Holmes

                    SECRETARY                  CHAIRMAN OF THE BOARD, PRESIDENT
                                               AND CHIEF EXECUTIVE OFFICER

                                     [LOGO]
                       THE REYNOLDS AND REYNOLDS COMPANY
                                      SEAL
                                     DAYTON

COUNTERSIGNED AND REGISTERED:
NORTHWEST BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR

BY

    /s/ L. M. Kaufman

                           AUTHORIZED SIGNATURE

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

Ten Com - as tenants in common           Unif Gift Min Act - ______ Custodian _______
                                                             (Cust)           (Minor)
Ten Ent - as tenants by the
          entireties

Jt Ten - as joint tenants with right     under Uniform Gifts to Minors Act ___________
         of survivorship and not as                                           (State)
         tenants in common

    -Additional abbreviations may also be used though not in the above list

                       THE REYNOLDS AND REYNOLDS COMPANY

A full statement of the designations, voting rights, preferences, limitations and other rights of the shares of each class or series authorized to be issued by The Reynolds and Reynolds Company so far as they have been fixed and determined, and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and other rights of subsequent classes and series of shares of the corporation, will be furnished to any shareholder without charge within five days after written request to the Secretary of The Reynolds and Reynolds Company, Post Office Box 2608, Dayton, Ohio 45401.

For Value received,___________________ hereby sell, assign and transfer unto
Please insert social security or other   (Please print or type name and address,
identifying number of assignee.            including zip code, of assignee.

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Class A Common Shares represented by the within Certificate, and hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________________________
                                                 _______________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN THE REYNOLDS AND REYNOLDS COMPANY AND BANK ONE, INDIANAPOLIS, N.A. DATED AS OF MAY 6, 1991, AS THE SAME SHALL BE AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE REYNOLDS AND REYNOLDS COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE REYNOLDS AND REYNOLDS COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT (AS IN EFFECT ON THE DATE OF MAILING) WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS PROVIDED IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATE OR AFFILIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.

                                             Successor Rights Agent,
                                         Northwest Bank Minnesota, N.A.
                                    as of close of business September 29, 1995